UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21990

Fidelity Commonwealth Trust II
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2019

Item 1.

Reports to Stockholders

Fidelity® Small Cap Enhanced Index Fund Annual Report February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

During January 2019 the Board approved to change the investment advisor from FMR Co., Inc. (FMRC) to Fidelity Management & Research Company (FMR) effective February 1, 2019. There was no change to the management fee.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Enhanced Index Fund	4.01%	6.85%	16.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Enhanced Index Fund on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$44,973	Fidelity® Small Cap Enhanced Index Fund
$46,441	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the fiscal year, the fund returned 4.01%, lagging the benchmark Russell 2000® Index, which rose 5.58%. Relative to the index, security selection was weak in the information technology and consumer discretionary sectors. The combination of a relative underweighting and subpar stock selection in the outperforming real estate sector also hampered our result. On the positive side, picks among health care, industrials and energy stocks added relative value. On an individual basis, the fund's biggest detractor was health and fitness-program provider Tivity Health (-44%). Most of its decline came on a single day in December, when the company announced an acquisition the market clearly disfavored. Another meaningful detractor was Magellan Health, which in July lowered its full-year earnings outlook and reported worse-than-expected second-quarter profits. Other challenges for the portfolio's relative performance included diamond jewelry retailer Signet Jewelers (-55%), print-services company Quad Graphics (-40%) and natural-foods distributor United Natural Foods (-62%). In contrast, our top contributor was Medifast, a maker of nutrition and weight-loss products, whose shares more than doubled during the period. Another key relative contributor was K12 (+122%), a for-profit education company that in October announced strong quarterly earnings. Also adding value was human resources company Insperity (+95%) and footwear company Crocs (+110%), which rose sharply after the company reported better-than-expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Etsy, Inc.	0.9
Ciena Corp.	0.8
CACI International, Inc. Class A	0.7
Deckers Outdoor Corp.	0.7
Insperity, Inc.	0.7
Essent Group Ltd.	0.7
EMCOR Group, Inc.	0.7
IBERIABANK Corp.	0.7
SYNNEX Corp.	0.7
Portland General Electric Co.	0.7
7.3

Top Market Sectors as of February 28, 2019

% of fund's net assets
Health Care	16.7
Information Technology	16.6
Financials	16.6
Industrials	13.8
Consumer Discretionary	12.5
Materials	6.0
Real Estate	5.1
Communication Services	3.6
Consumer Staples	3.0
Energy	2.4

Asset Allocation (% of fund's net assets)

As of February 28, 2019 *
Stocks and Equity Futures	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

* Foreign investments – 5.9%

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
COMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 0.6%
Intelsat SA (a)(b)	171,501	$4,129,744
Ooma, Inc. (a)	9,899	161,453
		4,291,197
Entertainment - 0.9%
AMC Entertainment Holdings, Inc. Class A	20,609	289,144
Glu Mobile, Inc. (a)	394,195	3,539,871
World Wrestling Entertainment, Inc. Class A	25,348	2,121,628
		5,950,643
Interactive Media & Services - 2.0%
Care.com, Inc. (a)	25,868	651,615
CarGurus, Inc. Class A (a)	102,519	4,380,637
DHI Group, Inc. (a)	21,191	56,156
Liberty TripAdvisor Holdings, Inc. (a)	239,961	3,621,011
MeetMe, Inc. (a)	158,834	953,004
Yelp, Inc. (a)	117,803	4,389,340
		14,051,763
Media - 0.1%
A.H. Belo Corp. Class A	5,521	22,360
Gray Television, Inc. (a)	2,052	44,959
New Media Investment Group, Inc.	17,082	227,532
Sinclair Broadcast Group, Inc. Class A	12,715	459,012
Tegna, Inc.	17,148	225,839
The McClatchy Co. Class A (a)(b)	4,792	27,314
		1,007,016

TOTAL COMMUNICATION SERVICES		25,300,619

CONSUMER DISCRETIONARY - 12.5%
Auto Components - 1.5%
American Axle & Manufacturing Holdings, Inc. (a)	266,631	4,292,759
Cooper-Standard Holding, Inc. (a)	13,401	805,534
Dana Holding Corp.	27,132	535,857
Stoneridge, Inc. (a)	12,478	368,974
Tenneco, Inc.	115,698	4,003,151
Tower International, Inc.	4,261	109,295
		10,115,570
Distributors - 0.5%
Core-Mark Holding Co., Inc.	112,185	3,534,949
Diversified Consumer Services - 0.9%
American Public Education, Inc. (a)	6,642	214,603
Chegg, Inc. (a)	43,731	1,733,060
K12, Inc. (a)	127,011	4,069,432
		6,017,095
Hotels, Restaurants & Leisure - 0.2%
Belmond Ltd. Class A (a)	2,088	51,887
Bloomin' Brands, Inc.	29,681	613,803
Jack in the Box, Inc.	336	27,061
Penn National Gaming, Inc. (a)	26,338	654,499
		1,347,250
Household Durables - 2.3%
Bassett Furniture Industries, Inc.	6,326	124,939
Flexsteel Industries, Inc.	35,622	886,632
Helen of Troy Ltd. (a)	32,864	3,684,383
iRobot Corp. (a)(b)	1,779	222,482
KB Home	157,310	3,588,241
La-Z-Boy, Inc.	121,851	4,192,893
M/I Homes, Inc. (a)	4,545	118,352
Taylor Morrison Home Corp. (a)	214,897	3,603,823
		16,421,745
Internet & Direct Marketing Retail - 1.0%
Etsy, Inc. (a)	89,222	6,358,856
Liberty Expedia Holdings, Inc. (a)	2,938	130,153
Shutterfly, Inc. (a)	15,386	689,447
		7,178,456
Leisure Products - 0.6%
Johnson Outdoors, Inc. Class A	40,027	2,627,372
MCBC Holdings, Inc. (a)	72,455	1,787,465
		4,414,837
Specialty Retail - 3.3%
Aaron's, Inc. Class A	57,254	3,108,320
Abercrombie & Fitch Co. Class A	42,120	924,534
Bed Bath & Beyond, Inc. (b)	28,792	481,690
Citi Trends, Inc.	5,032	108,892
Conn's, Inc. (a)(b)	22,719	535,941
DSW, Inc. Class A	98,820	2,926,060
Express, Inc. (a)(b)	209,622	1,090,034
Genesco, Inc. (a)	26,531	1,280,651
Group 1 Automotive, Inc.	7,442	462,744
Haverty Furniture Companies, Inc.	44,239	1,077,662
Hibbett Sports, Inc. (a)	22,362	414,591
Office Depot, Inc.	1,105,788	3,837,084
Rent-A-Center, Inc. (a)	10,836	201,658
Sally Beauty Holdings, Inc. (a)(b)	20,526	370,905
Shoe Carnival, Inc. (b)	62,492	2,383,445
Signet Jewelers Ltd.	68,721	1,931,747
Tailored Brands, Inc. (b)	146,213	1,894,920
Tilly's, Inc.	10,364	125,715
		23,156,593
Textiles, Apparel & Luxury Goods - 2.2%
Crocs, Inc. (a)	134,614	3,456,888
Deckers Outdoor Corp. (a)	35,078	5,189,790
Fossil Group, Inc. (a)(b)	203,699	3,185,852
J.Jill, Inc.	8,261	49,153
Movado Group, Inc.	89,163	3,123,380
Rocky Brands, Inc.	9,172	274,701
Vera Bradley, Inc. (a)	1,141	10,897
		15,290,661

TOTAL CONSUMER DISCRETIONARY		87,477,156

CONSUMER STAPLES - 3.0%
Beverages - 0.7%
Boston Beer Co., Inc. Class A (a)	15,154	4,736,534
Food & Staples Retailing - 0.8%
Ingles Markets, Inc. Class A	70,521	2,194,614
Natural Grocers by Vitamin Cottage, Inc. (a)(b)	41,266	585,977
SpartanNash Co.	19,451	369,180
United Natural Foods, Inc. (a)	91,197	1,368,867
Village Super Market, Inc. Class A	8,175	250,564
Weis Markets, Inc.	15,445	777,038
		5,546,240
Food Products - 0.0%
The Simply Good Foods Co. (a)	3,835	78,464
Personal Products - 1.5%
Edgewell Personal Care Co. (a)	90,809	4,028,287
Inter Parfums, Inc.	233	17,188
MediFast, Inc.	29,013	3,697,127
USANA Health Sciences, Inc. (a)	32,091	3,160,964
		10,903,566

TOTAL CONSUMER STAPLES		21,264,804

ENERGY - 2.4%
Energy Equipment & Services - 0.3%
Archrock, Inc.	49,535	483,462
Dawson Geophysical Co.	1,140	4,115
Frank's International NV (a)	29,132	182,366
Mammoth Energy Services, Inc.	4,018	92,374
Matrix Service Co. (a)	60,095	1,255,385
Profire Energy, Inc. (a)	4,118	7,701
SEACOR Holdings, Inc. (a)	9,844	439,633
		2,465,036
Oil, Gas & Consumable Fuels - 2.1%
Adams Resources & Energy, Inc.	3,572	141,951
Arch Coal, Inc.	34,696	3,232,279
CONSOL Energy, Inc. (a)	2,555	96,962
Delek U.S. Holdings, Inc.	128,363	4,541,483
Gulfport Energy Corp. (a)	94,338	722,629
Overseas Shipholding Group, Inc. (a)	177,494	349,663
Peabody Energy Corp.	28,466	878,176
Renewable Energy Group, Inc. (a)(b)	18,593	494,016
Southwestern Energy Co. (a)(b)	450,692	1,906,427
W&T Offshore, Inc. (a)(b)	405,706	2,113,728
		14,477,314

TOTAL ENERGY		16,942,350

FINANCIALS - 16.6%
Banks - 6.7%
1st Source Corp.	5,423	257,864
BancFirst Corp.	61,260	3,453,839
BayCom Corp.	1,047	24,154
Cambridge Bancorp	1,819	150,959
Capital City Bank Group, Inc.	1,180	29,122
Cathay General Bancorp	115,676	4,492,856
Chemical Financial Corp.	2,558	117,233
Codorus Valley Bancorp, Inc.	911	20,661
Community Bank System, Inc.	4,613	298,876
Community Trust Bancorp, Inc.	7,427	317,727
Financial Institutions, Inc.	18,197	548,458
First Bancorp, North Carolina	5,216	204,415
First Bancorp, Puerto Rico	403,908	4,648,981
First Financial Bankshares, Inc.	12,584	816,072
First Interstate Bancsystem, Inc.	47,553	1,980,107
First Savings Financial Group, Inc.	601	31,444
Fulton Financial Corp.	248,037	4,261,276
Great Southern Bancorp, Inc.	27,547	1,559,987
Hancock Whitney Corp.	106,619	4,657,118
Hope Bancorp, Inc.	9,967	145,319
IBERIABANK Corp.	63,933	5,001,479
International Bancshares Corp.	98,340	4,014,239
Investors Bancorp, Inc.	232,455	2,921,959
Lakeland Financial Corp.	1,391	67,213
MB Financial, Inc.	443	20,055
MVB Financial Corp.	2,264	34,639
Northeast Bancorp	42	852
OFG Bancorp	106,663	2,206,857
Old National Bancorp, Indiana	37,206	661,523
Pacific City Financial Corp.	1,606	27,302
Peapack-Gladstone Financial Corp.	7,235	210,394
Renasant Corp.	14,416	551,844
Republic Bancorp, Inc., Kentucky Class A	6,258	283,112
Sierra Bancorp	11,452	308,631
TowneBank	17,828	491,518
UMB Financial Corp.	16,070	1,105,777
WesBanco, Inc.	17,840	756,951
		46,680,813
Capital Markets - 2.2%
Artisan Partners Asset Management, Inc.	74,352	1,955,458
Blucora, Inc. (a)	98,953	2,660,846
Houlihan Lokey	17,710	814,306
INTL FCStone, Inc. (a)	66,208	2,880,048
Moelis & Co. Class A	26,943	1,201,927
Oppenheimer Holdings, Inc. Class A (non-vtg.)	37,573	1,060,310
Piper Jaffray Companies	17,297	1,210,098
Waddell & Reed Financial, Inc. Class A (b)	206,045	3,813,893
		15,596,886
Consumer Finance - 1.3%
CURO Group Holdings Corp. (a)(b)	122,948	1,354,887
Enova International, Inc. (a)	162,626	4,150,216
Green Dot Corp. Class A (a)	7,048	454,948
LendingClub Corp. (a)	117,032	347,585
Nelnet, Inc. Class A	55,935	3,066,357
		9,373,993
Diversified Financial Services - 0.4%
Cannae Holdings, Inc. (a)	42,557	975,406
Marlin Business Services Corp.	33,858	797,017
On Deck Capital, Inc. (a)	105,366	646,947
		2,419,370
Insurance - 1.7%
Fednat Holding Co.	22,965	419,111
Health Insurance Innovations, Inc. (a)(b)	81,983	3,050,587
Kemper Corp.	37,393	3,107,358
National General Holdings Corp.	69,369	1,790,414
Primerica, Inc.	630	78,775
Selective Insurance Group, Inc.	22,808	1,504,416
Universal Insurance Holdings, Inc.	46,108	1,800,056
		11,750,717
Mortgage Real Estate Investment Trusts - 0.6%
Cherry Hill Mortgage Investment Corp.	19,952	369,910
Ladder Capital Corp. Class A	225,652	4,140,714
		4,510,624
Real Estate Management & Development - 0.5%
The RMR Group, Inc.	53,081	3,797,946
Thrifts & Mortgage Finance - 3.2%
BankFinancial Corp.	1,351	21,130
Essent Group Ltd. (a)	118,050	5,092,677
Farmer Mac Class C (non-vtg.)	14,103	1,154,613
First Defiance Financial Corp.	10,051	310,978
LendingTree, Inc. (a)(b)	14,440	4,605,638
MGIC Investment Corp. (a)	1,776	23,052
Northwest Bancshares, Inc.	181,709	3,379,787
Radian Group, Inc.	116,227	2,366,382
Southern Missouri Bancorp, Inc.	95	3,437
Walker & Dunlop, Inc.	76,033	4,242,641
Waterstone Financial, Inc.	49,983	841,714
		22,042,049

TOTAL FINANCIALS		116,172,398

HEALTH CARE - 16.7%
Biotechnology - 4.6%
ACADIA Pharmaceuticals, Inc. (a)(b)	17,894	474,191
Acceleron Pharma, Inc. (a)	6,174	271,903
Achillion Pharmaceuticals, Inc. (a)	57,360	143,974
Acorda Therapeutics, Inc. (a)(b)	41,703	614,702
Adverum Biotechnologies, Inc. (a)	68,834	278,778
Agenus, Inc. (a)	82,516	254,974
Akebia Therapeutics, Inc. (a)	39,198	285,361
Allakos, Inc. (a)(b)	9,839	393,166
AMAG Pharmaceuticals, Inc. (a)(b)	34,090	507,600
Amicus Therapeutics, Inc. (a)	35,655	431,426
AnaptysBio, Inc. (a)	2,291	157,781
Arbutus Biopharma Corp. (a)	60,963	267,628
Ardelyx, Inc. (a)	102,003	286,628
Arena Pharmaceuticals, Inc. (a)	9,625	480,480
ArQule, Inc. (a)	27,207	88,967
Array BioPharma, Inc. (a)	96,677	2,217,770
Arrowhead Pharmaceuticals, Inc. (a)(b)	20,109	392,528
Atara Biotherapeutics, Inc. (a)	6,602	236,418
Audentes Therapeutics, Inc. (a)	729	22,322
Bellicum Pharmaceuticals, Inc. (a)	37,337	119,852
Biohaven Pharmaceutical Holding Co. Ltd. (a)	1,891	83,166
Biospecifics Technologies Corp. (a)	466	32,364
Blueprint Medicines Corp. (a)	9,179	754,422
ChemoCentryx, Inc. (a)	36,660	394,095
Chimerix, Inc. (a)	164,567	334,071
Clovis Oncology, Inc. (a)	2,957	89,538
CTI BioPharma Corp. (a)	42,923	43,781
CytomX Therapeutics, Inc. (a)	36,521	409,766
Eagle Pharmaceuticals, Inc. (a)	10,947	548,116
Editas Medicine, Inc. (a)	4,493	92,691
Emergent BioSolutions, Inc. (a)	24,344	1,420,472
Enanta Pharmaceuticals, Inc. (a)	10,546	1,081,387
Esperion Therapeutics, Inc. (a)(b)	649	29,919
Fate Therapeutics, Inc. (a)(b)	21,456	337,074
FibroGen, Inc. (a)	19,271	1,113,864
Five Prime Therapeutics, Inc. (a)	3,050	35,319
Genomic Health, Inc. (a)	15,355	1,166,519
Global Blood Therapeutics, Inc. (a)	10,169	533,873
GTx, Inc. (a)(b)	71,428	71,357
Halozyme Therapeutics, Inc. (a)	66,368	1,144,848
Heron Therapeutics, Inc. (a)(b)	10,185	269,597
ImmunoGen, Inc. (a)	14,106	66,580
Immunomedics, Inc. (a)	27,819	438,427
Inovio Pharmaceuticals, Inc. (a)(b)	12,803	46,859
Insmed, Inc. (a)(b)	13,904	412,254
Intercept Pharmaceuticals, Inc. (a)(b)	4,448	443,644
Invitae Corp. (a)	19,566	393,668
Ironwood Pharmaceuticals, Inc. Class A (a)	71,552	1,018,900
Karyopharm Therapeutics, Inc. (a)	3,259	13,460
Kiniksa Pharmaceuticals Ltd.	6,141	110,231
Kura Oncology, Inc. (a)	9,547	145,496
Ligand Pharmaceuticals, Inc. Class B (a)	4,140	513,691
Macrogenics, Inc. (a)	27,292	545,840
Mirati Therapeutics, Inc. (a)	2,148	156,374
Momenta Pharmaceuticals, Inc. (a)	3,183	44,848
Myriad Genetics, Inc. (a)	35,559	1,103,396
Natera, Inc. (a)	18,512	293,230
NewLink Genetics Corp. (a)(b)	123,214	208,232
Novavax, Inc. (a)(b)	398,228	280,791
Opko Health, Inc. (a)(b)	20,649	52,655
Palatin Technologies, Inc. (a)(b)	305,230	301,567
PDL BioPharma, Inc. (a)	119,341	433,208
Pfenex, Inc. (a)	26,569	119,295
Pieris Pharmaceuticals, Inc. (a)	23,737	71,211
Portola Pharmaceuticals, Inc. (a)(b)	10,083	309,649
Principia Biopharma, Inc.	2,627	93,048
Prothena Corp. PLC (a)	39,966	535,544
PTC Therapeutics, Inc. (a)(b)	27,876	962,837
REGENXBIO, Inc. (a)	16,370	846,820
Repligen Corp. (a)	7,156	425,925
Retrophin, Inc. (a)	15,432	348,146
Sangamo Therapeutics, Inc. (a)(b)	9,288	83,685
Seres Therapeutics, Inc. (a)	3,892	23,858
Spark Therapeutics, Inc. (a)	3,382	383,181
Surface Oncology, Inc.	4,294	18,164
TG Therapeutics, Inc. (a)(b)	82,584	561,571
Ultragenyx Pharmaceutical, Inc. (a)	10,329	662,502
Vanda Pharmaceuticals, Inc. (a)	13,813	279,575
Veracyte, Inc. (a)	36,305	733,724
Verastem, Inc. (a)(b)	30,442	91,630
Vericel Corp. (a)	18,628	348,530
Vital Therapies, Inc. (a)(b)	191,206	45,316
Voyager Therapeutics, Inc. (a)	12,710	190,650
Xencor, Inc. (a)	7,324	222,210
Zafgen, Inc. (a)	54,416	243,240
		32,536,350
Health Care Equipment & Supplies - 3.9%
Angiodynamics, Inc. (a)	173,057	3,878,207
CONMED Corp.	3,909	300,602
Haemonetics Corp. (a)	49,914	4,336,029
Inspire Medical Systems, Inc.	3,748	232,376
Integer Holdings Corp. (a)	28,443	2,587,175
LivaNova PLC (a)	14,217	1,325,024
Meridian Bioscience, Inc.	190,310	3,248,592
Novocure Ltd. (a)	15,750	845,933
Orthofix International NV (a)	64,559	3,944,555
Staar Surgical Co. (a)	27,401	1,008,357
SurModics, Inc. (a)	56,432	3,292,807
Tandem Diabetes Care, Inc. (a)	36,705	2,406,747
		27,406,404
Health Care Providers & Services - 4.9%
Amedisys, Inc. (a)	35,247	4,381,202
American Renal Associates Holdings, Inc. (a)	6,587	82,272
Brookdale Senior Living, Inc. (a)	17,490	118,232
Capital Senior Living Corp. (a)	10,989	54,945
Corvel Corp. (a)	46,835	3,151,996
Magellan Health Services, Inc. (a)	16,802	1,144,384
National Healthcare Corp.	46,377	3,775,552
National Research Corp. Class A	2,969	115,583
Patterson Companies, Inc. (b)	174,698	3,939,440
Providence Service Corp.	44,796	3,194,851
R1 RCM, Inc. (a)	19,266	190,541
RadNet, Inc. (a)	233,547	3,185,581
Select Medical Holdings Corp. (a)	121,596	1,802,053
Tenet Healthcare Corp. (a)	120,485	3,443,461
The Ensign Group, Inc.	11,267	557,153
Tivity Health, Inc. (a)(b)	148,726	3,182,736
Triple-S Management Corp. (a)	55,859	1,421,053
U.S. Physical Therapy, Inc.	2,843	313,412
		34,054,447
Health Care Technology - 2.0%
Allscripts Healthcare Solutions, Inc. (a)	348,512	3,736,049
HealthStream, Inc.	44,070	1,225,146
HMS Holdings Corp. (a)	137,015	4,721,537
Medidata Solutions, Inc. (a)	6,474	485,679
Nextgen Healthcare, Inc. (a)	209,807	3,671,623
		13,840,034
Life Sciences Tools & Services - 0.4%
Cambrex Corp. (a)	2,545	105,210
Codexis, Inc. (a)	1,555	33,619
Fluidigm Corp. (a)	26,537	293,499
Luminex Corp.	24,464	623,343
Medpace Holdings, Inc. (a)	14,098	774,685
Nanostring Technologies, Inc. (a)	22,404	570,630
NeoGenomics, Inc. (a)	2,838	55,625
Syneos Health, Inc. (a)	14,490	605,247
		3,061,858
Pharmaceuticals - 0.9%
Aerie Pharmaceuticals, Inc. (a)	4,371	203,995
Akorn, Inc. (a)	10,995	44,530
Amneal Pharmaceuticals, Inc. (a)	8,294	112,218
Corcept Therapeutics, Inc. (a)(b)	17,871	222,851
Endo International PLC (a)	103,050	1,132,520
Horizon Pharma PLC (a)	41,111	1,192,630
Innoviva, Inc. (a)	1,393	21,870
Mallinckrodt PLC (a)	46,962	1,172,172
MyoKardia, Inc. (a)	3,499	156,930
Pacira Pharmaceuticals, Inc. (a)	6,834	281,424
Phibro Animal Health Corp. Class A	16,560	485,208
Prestige Brands Holdings, Inc. (a)	7,521	220,064
Reata Pharmaceuticals, Inc. (a)	2,479	233,869
Supernus Pharmaceuticals, Inc. (a)	9,628	393,208
The Medicines Company (a)(b)	9,152	225,780
Zogenix, Inc. (a)	6,847	361,042
		6,460,311

TOTAL HEALTH CARE		117,359,404

INDUSTRIALS - 13.8%
Aerospace & Defense - 1.5%
AAR Corp.	77,938	2,847,075
Astronics Corp. (a)	65,973	2,373,049
Esterline Technologies Corp. (a)	2,801	341,022
Moog, Inc. Class A	50,631	4,757,289
Vectrus, Inc. (a)	8,284	223,337
		10,541,772
Building Products - 0.3%
Advanced Drain Systems, Inc. Del	32,876	835,708
NCI Building Systems, Inc. (a)	34,838	244,563
Universal Forest Products, Inc.	27,443	849,910
		1,930,181
Commercial Services & Supplies - 4.1%
ACCO Brands Corp.	50,694	471,454
Brady Corp. Class A	90,367	4,275,263
Deluxe Corp.	38,709	1,801,130
Herman Miller, Inc.	122,854	4,506,285
Kimball International, Inc. Class B	196,989	3,090,757
Knoll, Inc.	24,201	512,093
MSA Safety, Inc.	16,006	1,654,860
Pitney Bowes, Inc.	373,898	2,688,327
Quad/Graphics, Inc.	149,894	2,186,953
SP Plus Corp. (a)	13,576	467,014
Steelcase, Inc. Class A	237,361	4,156,191
Tetra Tech, Inc.	27,985	1,679,660
UniFirst Corp.	4,793	689,329
VSE Corp.	12,478	441,097
		28,620,413
Construction & Engineering - 1.1%
Argan, Inc.	7,348	341,682
EMCOR Group, Inc.	69,633	5,022,628
KBR, Inc.	87,117	1,721,432
Primoris Services Corp.	27,529	643,353
		7,729,095
Electrical Equipment - 0.7%
Encore Wire Corp.	2,237	132,520
EnerSys	14,728	1,087,221
Enphase Energy, Inc. (a)(b)	38,221	346,664
Generac Holdings, Inc. (a)	50,573	2,607,544
Preformed Line Products Co.	11,207	669,058
Vicor Corp. (a)	6,632	210,765
		5,053,772
Machinery - 1.1%
Global Brass & Copper Holdings, Inc.	55,795	1,883,081
Gorman-Rupp Co.	6,501	219,799
Hillenbrand, Inc.	4,384	194,167
Hurco Companies, Inc.	23,184	994,130
Hyster-Yale Materials Handling Class A	19,352	1,309,356
L.B. Foster Co. Class A (a)	5,283	91,449
Woodward, Inc.	32,093	3,091,840
		7,783,822
Professional Services - 3.9%
Barrett Business Services, Inc.	23,080	1,812,703
Heidrick & Struggles International, Inc.	83,782	3,611,842
Insperity, Inc.	41,100	5,189,697
Kelly Services, Inc. Class A (non-vtg.)	51,930	1,253,071
Kforce, Inc.	106,642	3,946,820
Korn Ferry	48,939	2,387,734
Navigant Consulting, Inc.	15,528	319,722
Resources Connection, Inc.	207,724	3,608,166
TriNet Group, Inc. (a)	75,737	4,641,921
TrueBlue, Inc. (a)	33,292	766,382
		27,538,058
Road & Rail - 0.0%
ArcBest Corp.	10,349	360,456
Trading Companies & Distributors - 1.1%
BMC Stock Holdings, Inc. (a)	15,991	305,908
Kaman Corp.	10,162	625,776
Rush Enterprises, Inc. Class A	98,136	4,113,861
Systemax, Inc.	40,353	817,552
Triton International Ltd.	46,048	1,515,440
		7,378,537

TOTAL INDUSTRIALS		96,936,106

INFORMATION TECHNOLOGY - 16.6%
Communications Equipment - 1.7%
ADTRAN, Inc.	7,774	116,765
Calix Networks, Inc. (a)	325,517	2,669,239
Ciena Corp. (a)	136,495	5,822,877
Communications Systems, Inc.	7,496	19,490
Comtech Telecommunications Corp.	34,294	908,791
Digi International, Inc. (a)	13,836	182,635
Finisar Corp. (a)	7,141	174,883
NETGEAR, Inc. (a)	49,601	1,778,196
Plantronics, Inc.	5,239	263,207
		11,936,083
Electronic Equipment & Components - 5.0%
Anixter International, Inc. (a)	33,187	1,947,413
Belden, Inc.	56,974	3,520,423
Benchmark Electronics, Inc.	68,971	1,889,805
Fabrinet (a)	28,278	1,654,263
Fitbit, Inc. (a)(b)	370,015	2,190,489
Insight Enterprises, Inc. (a)	56,228	3,138,647
Kimball Electronics, Inc. (a)	79,442	1,231,351
PC Connection, Inc.	10,427	419,582
Plexus Corp. (a)	11,196	691,465
ScanSource, Inc. (a)	53,641	2,014,220
SYNNEX Corp.	50,526	4,957,611
Tech Data Corp. (a)	48,479	4,955,523
TTM Technologies, Inc. (a)(b)	139,158	1,686,595
Vishay Intertechnology, Inc.	210,580	4,615,914
		34,913,301
IT Services - 3.5%
CACI International, Inc. Class A (a)	28,640	5,219,926
CSG Systems International, Inc.	98,772	4,103,977
Endurance International Group Holdings, Inc. (a)	5,657	39,599
EVERTEC, Inc.	135,320	3,872,858
Maximus, Inc.	63,876	4,514,756
Presidio, Inc.	12,370	205,713
Science Applications International Corp.	40,873	3,053,213
Sykes Enterprises, Inc. (a)	132,681	3,926,031
		24,936,073
Semiconductors & Semiconductor Equipment - 2.4%
Alpha & Omega Semiconductor Ltd. (a)	6,267	67,433
Amkor Technology, Inc. (a)	380,772	3,343,178
Cirrus Logic, Inc. (a)	93,701	3,760,221
Integrated Device Technology, Inc. (a)	27,234	1,316,219
Lattice Semiconductor Corp. (a)	128,381	1,514,896
Rambus, Inc. (a)	219,806	2,257,408
Rudolph Technologies, Inc. (a)	44,961	1,015,219
Synaptics, Inc. (a)(b)	77,877	3,260,710
		16,535,284
Software - 3.8%
8x8, Inc. (a)	25,180	495,291
Agilysys, Inc. (a)	12,867	268,920
Alarm.com Holdings, Inc. (a)	17,482	1,147,344
Altair Engineering, Inc. Class A (a)	15,746	558,353
Alteryx, Inc. Class A (a)(b)	24,691	1,884,170
American Software, Inc. Class A	1,846	21,395
Benefitfocus, Inc. (a)	1,470	72,206
Blackbaud, Inc.	4,154	320,855
Box, Inc. Class A (a)	8,178	165,523
CommVault Systems, Inc. (a)	43,518	2,932,678
eGain Communications Corp. (a)	2,414	27,375
Ellie Mae, Inc. (a)	4,586	456,261
j2 Global, Inc.	4,740	402,947
MicroStrategy, Inc. Class A (a)	664	93,956
MobileIron, Inc. (a)	43,089	218,030
Monotype Imaging Holdings, Inc.	17,503	343,059
Progress Software Corp.	108,537	3,991,991
QAD, Inc. Class A	10,698	484,191
The Trade Desk, Inc. (a)(b)	11,819	2,334,725
TiVo Corp.	43,375	435,051
Verint Systems, Inc. (a)	68,602	3,653,057
Workiva, Inc. (a)	34,943	1,727,931
Yext, Inc. (a)	229,581	4,265,615
Zedge, Inc. (a)	21,402	43,232
Zix Corp. (a)	40,469	365,435
		26,709,591
Technology Hardware, Storage & Peripherals - 0.2%
Immersion Corp. (a)	98,416	883,776
Stratasys Ltd. (a)(b)	22,563	642,143
		1,525,919

TOTAL INFORMATION TECHNOLOGY		116,556,251

MATERIALS - 6.0%
Chemicals - 2.6%
FutureFuel Corp.	150,430	2,773,929
Kraton Performance Polymers, Inc. (a)	117,444	4,178,658
Minerals Technologies, Inc.	10,987	650,430
PolyOne Corp.	76,517	2,495,985
Stepan Co.	42,876	4,034,632
Trinseo SA	47,267	2,372,331
Tronox Ltd. Class A	160,447	1,898,088
Valhi, Inc.	3,283	13,296
		18,417,349
Containers & Packaging - 0.5%
Greif, Inc.:
Class A	8,719	350,504
Class B	529	24,048
Myers Industries, Inc.	173,876	3,317,554
		3,692,106
Metals & Mining - 1.3%
Atkore International Group, Inc. (a)	165,129	3,814,480
Schnitzer Steel Industries, Inc. Class A	6,462	157,027
SunCoke Energy, Inc.	76,089	754,803
Warrior Metropolitan Coal, Inc.	140,853	4,124,176
		8,850,486
Paper & Forest Products - 1.6%
Boise Cascade Co.	26,661	743,575
Louisiana-Pacific Corp.	184,874	4,671,766
Schweitzer-Mauduit International, Inc.	89,395	3,447,071
Verso Corp. (a)	95,209	1,870,857
		10,733,269

TOTAL MATERIALS		41,693,210

REAL ESTATE - 5.1%
Equity Real Estate Investment Trusts (REITs) - 4.9%
Americold Realty Trust	144,872	4,165,070
Ashford Hospitality Trust, Inc.	11,701	62,717
Braemar Hotels & Resorts, Inc.	15,652	203,789
BRT Realty Trust	707	9,403
Chatham Lodging Trust	6,194	123,756
Chesapeake Lodging Trust	98,557	2,968,537
Corrections Corp. of America	182,051	3,855,840
DiamondRock Hospitality Co.	224,498	2,399,884
Kite Realty Group Trust	8,687	136,733
Lexington Corporate Properties Trust	154,484	1,435,156
New Senior Investment Group, Inc.	32,911	169,821
Piedmont Office Realty Trust, Inc. Class A	13,205	270,306
PS Business Parks, Inc.	2,641	388,676
Rexford Industrial Realty, Inc.	11,280	386,678
RLJ Lodging Trust	241,154	4,478,230
Ryman Hospitality Properties, Inc.	47,819	3,872,861
Spirit MTA REIT	5,342	39,264
Sunstone Hotel Investors, Inc.	308,081	4,636,619
The GEO Group, Inc.	25,368	576,361
Xenia Hotels & Resorts, Inc.	215,718	4,212,973
		34,392,674
Real Estate Management & Development - 0.2%
Gyrodyne LLC (a)	346	6,231
Kennedy-Wilson Holdings, Inc.	38,944	809,256
Maui Land & Pineapple, Inc. (a)	4,844	55,270
Newmark Group, Inc.	46,096	426,849
		1,297,606

TOTAL REAL ESTATE		35,690,280

UTILITIES - 2.3%
Electric Utilities - 1.5%
Allete, Inc.	59,064	4,787,137
IDACORP, Inc.	2,729	268,561
Otter Tail Corp.	6,496	326,619
Portland General Electric Co.	98,871	4,957,392
		10,339,709
Independent Power and Renewable Electricity Producers - 0.8%
Atlantic Power Corp. (a)	92,686	249,326
NRG Yield, Inc.:
Class A	191,204	2,822,171
Class C	4,781	71,667
Pattern Energy Group, Inc.	124,811	2,603,557
		5,746,721
Multi-Utilities - 0.0%
NorthWestern Energy Corp.	2,383	163,331

TOTAL UTILITIES		16,249,761

TOTAL COMMON STOCKS
(Cost $617,783,023)		691,642,339
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.46% 9/12/19 (c)
(Cost $493,451)	500,000	493,385
	Shares	Value

Money Market Funds - 8.5%
Fidelity Cash Central Fund, 2.44% (d)	7,962,313	$7,963,905
Fidelity Securities Lending Cash Central Fund 2.45% (d)(e)	51,698,784	51,703,954
TOTAL MONEY MARKET FUNDS
(Cost $59,665,105)		59,667,859
TOTAL INVESTMENT IN SECURITIES - 107.2%
(Cost $677,941,579)		751,803,583
NET OTHER ASSETS (LIABILITIES) - (7.2)%		(50,632,483)
NET ASSETS - 100%		$701,171,100

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	120	March 2019	$9,453,000	$799,429	$799,429

The notional amount of futures purchased as a percentage of Net Assets is 1.3%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $422,337.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$189,582
Fidelity Securities Lending Cash Central Fund	183,722
Total	$373,304

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$25,300,619	$25,300,619	$--	$--
Consumer Discretionary	87,477,156	87,477,156	--	--
Consumer Staples	21,264,804	21,264,804	--	--
Energy	16,942,350	16,942,350	--	--
Financials	116,172,398	116,172,398	--	--
Health Care	117,359,404	117,359,404	--	--
Industrials	96,936,106	96,936,106	--	--
Information Technology	116,556,251	116,556,251	--	--
Materials	41,693,210	41,693,210	--	--
Real Estate	35,690,280	35,690,280	--	--
Utilities	16,249,761	16,249,761	--	--
U.S. Government and Government Agency Obligations	493,385	--	493,385	--
Money Market Funds	59,667,859	59,667,859	--	--
Total Investments in Securities:	$751,803,583	$751,310,198	$493,385	$--
Derivative Instruments:
Assets
Futures Contracts	$799,429	$799,429	$--	$--
Total Assets	$799,429	$799,429	$--	$--
Total Derivative Instruments:	$799,429	$799,429	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$799,429	$0
Total Equity Risk	799,429	0
Total Value of Derivatives	$799,429	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in distributable earnings.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $48,973,379) — See accompanying schedule: Unaffiliated issuers (cost $618,276,474)	$692,135,724
Fidelity Central Funds (cost $59,665,105)	59,667,859
Total Investment in Securities (cost $677,941,579)		$751,803,583
Receivable for investments sold		2,242,567
Receivable for fund shares sold		665,795
Dividends receivable		571,759
Distributions receivable from Fidelity Central Funds		22,447
Other receivables		3,753
Total assets		755,309,904
Liabilities
Payable for investments purchased	$1,671,802
Payable for fund shares redeemed	366,203
Accrued management fee	366,197
Payable for daily variation margin on futures contracts	36,351
Collateral on securities loaned	51,698,251
Total liabilities		54,138,804
Net Assets		$701,171,100
Net Assets consist of:
Paid in capital		$644,028,342
Total distributable earnings (loss)		57,142,758
Net Assets, for 55,794,207 shares outstanding		$701,171,100
Net Asset Value, offering price and redemption price per share ($701,171,100 ÷ 55,794,207 shares)		$12.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$10,781,059
Interest		13,445
Income from Fidelity Central Funds		373,304
Total income		11,167,808
Expenses
Management fee	$4,821,956
Independent trustees' fees and expenses	4,255
Miscellaneous	2,163
Total expenses before reductions	4,828,374
Expense reductions	(1,130)
Total expenses after reductions		4,827,244
Net investment income (loss)		6,340,564
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	54,926,688
Fidelity Central Funds	(95)
Foreign currency transactions	55
Futures contracts	(145,422)
Total net realized gain (loss)		54,781,226
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(37,369,923)
Fidelity Central Funds	(522)
Futures contracts	1,222,636
Total change in net unrealized appreciation (depreciation)		(36,147,809)
Net gain (loss)		18,633,417
Net increase (decrease) in net assets resulting from operations		$24,973,981

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,340,564	$8,091,814
Net realized gain (loss)	54,781,226	68,642,642
Change in net unrealized appreciation (depreciation)	(36,147,809)	(40,276,882)
Net increase (decrease) in net assets resulting from operations	24,973,981	36,457,574
Distributions to shareholders	(88,826,591)	–
Distributions to shareholders from net investment income	–	(7,670,058)
Distributions to shareholders from net realized gain	–	(67,646,361)
Total distributions	(88,826,591)	(75,316,419)
Share transactions
Proceeds from sales of shares	106,108,501	165,749,523
Reinvestment of distributions	84,289,442	71,714,551
Cost of shares redeemed	(188,185,526)	(645,982,506)
Net increase (decrease) in net assets resulting from share transactions	2,212,417	(408,518,432)
Total increase (decrease) in net assets	(61,640,193)	(447,377,277)
Net Assets
Beginning of period	762,811,293	1,210,188,570
End of period	$701,171,100	$762,811,293
Other Information
Undistributed net investment income end of period		$578,476
Shares
Sold	7,748,555	11,801,547
Issued in reinvestment of distributions	7,097,889	5,214,728
Redeemed	(14,298,545)	(46,278,943)
Net increase (decrease)	547,899	(29,262,668)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Enhanced Index Fund

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.81	$14.32	$10.99	$13.05	$12.74
Income from Investment Operations
Net investment income (loss)B	.11	.13	.12	.11	.08
Net realized and unrealized gain (loss)	.31	.55	3.31	(1.52)	1.04
Total from investment operations	.42	.68	3.43	(1.41)	1.12
Distributions from net investment income	(.12)	(.13)	(.10)	(.09)	(.06)
Distributions from net realized gain	(1.54)	(1.06)	–	(.56)	(.75)
Total distributions	(1.66)	(1.19)	(.10)	(.65)	(.81)
Redemption fees added to paid in capitalB	–	–	–C	–C	–C
Net asset value, end of period	$12.57	$13.81	$14.32	$10.99	$13.05
Total ReturnD	4.01%	4.95%	31.15%	(11.20)%	9.53%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.64%	.67%	.67%	.67%
Expenses net of fee waivers, if any	.64%	.64%	.67%	.67%	.67%
Expenses net of all reductions	.64%	.64%	.67%	.67%	.67%
Net investment income (loss)	.84%	.89%	.93%	.90%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$701,171	$762,811	$1,210,189	$529,009	$472,915
Portfolio turnover rateG	88%	100%	76%	87%	99%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Fidelity Small Cap Enhanced Index Fund (the Fund) is a fund of Fidelity Commonwealth Trust II (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$119,893,114
Gross unrealized depreciation	(49,732,660)
Net unrealized appreciation (depreciation)	$70,160,454
Tax Cost	$681,643,129

The Fund intends to elect to defer to its next fiscal year $342,366 of ordinary losses recognized during the period January 1, 2019 to February 28, 2019.

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$70,160,454

The Fund intends to elect to defer to its next fiscal year $12,675,329 of capital losses recognized during the period November 1, 2018 to February 28, 2019.

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Ordinary Income	$ 9,620,987	$ 7,670,058
Long-term Capital Gains	79,205,604	67,646,361
Total	$88,826,591	$ 75,316,419

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $648,327,256 and $717,832,806, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The Fund pays an all-inclusive management fee based on annual rate of .64% of the Fund's average net assets; and the investment adviser pays all ordinary operating expenses of the Fund, except fees and expenses of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees. During January 2019, the Board approved to change the investment adviser from FMR Co., Inc. to Fidelity Management & Research Company effective February 1, 2019. There was no change to the management fee.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,105 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $100,467. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $183,722, including $6,989 from securities loaned to FCM.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,130.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Commonwealth Trust II and Shareholders of Fidelity Small Cap Enhanced Index Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Enhanced Index Fund (one of the funds constituting Fidelity Commonwealth Trust II, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts for central funds housed in an LLC fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Michael E. Wiley, oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2017

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2017

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2017

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period-B September 1, 2018 to February 28, 2019
Actual	.64%	$1,000.00	$914.40	$3.04
Hypothetical-C		$1,000.00	$1,021.62	$3.21

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2019, $58,828,274, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 98% and 85% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 99% and 86% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Enhanced Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the management contract with FMR Co., Inc. (FMRC), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreement for the fund (Sub-Advisory Agreement) with Geode Capital Management, LLC (Geode). FMRC and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the advisory arrangements throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the fund's advisory arrangements, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the fund's advisory arrangements. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the advisory arrangements. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and Sub-Advisory Agreement (together, the Advisory Contracts) for the fund to reflect the fact that, effective February 1, 2019, FMR would assume the duties and rights of FMRC under the fund's then current management contract. The Board noted that, with the exception of the date, term, entity name, and non-operating expense language clarification described below, the terms of the fund's Advisory Contracts, including the fees payable thereunder, would not change as a result of the approval of the Advisory Contracts. The Board considered that FMR would render the same services to the fund under the amended and restated management contract that FMRC rendered to the fund under the then current management contract and that the Sub-Advisory Agreement was simply being updated to reflect the change in investment adviser. The Board also considered that approval of the Advisory Contracts would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets; or (ii) the day-to-day management of the fund or the persons primarily responsible for such management. As a result, the Board considered that its prior experience with FMRC as investment adviser for the fund was relevant to its consideration of the Advisory Contracts.

In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to approve the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to approve the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to approve the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMRC's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Enhanced Index Fund

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and 2017 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund’s standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund’s actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund’s management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee rate ranked, is also included in the chart and was considered by the Board. Because the vast majority of competitor funds’ management fees do not cover non-management expenses, in prior years, the fund was compared on the basis of a hypothetical “net management fee,” which was derived by subtracting payments made by FMRC for non-management expenses (including transfer agent fees, pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund’s management fee. Fidelity no longer calculates a hypothetical net management fee for the fund and, as a result, the chart does not include a hypothetical net management fee for 2018.

Fidelity Small Cap Enhanced Index Fund

The Board considered that a new management contract for the fund that implemented an all-inclusive management fee structure had taken effect April 1, 2017, following approval by shareholders. Under this new fee structure, the management fee rate for the fund increased from 0.52% to 0.64%, and FMRC now pays all other expenses of the fund with limited exceptions. The Board noted that as a result of the new fee structure, total expenses incurred by shareholders decreased. The Board also noted that the comparisons for 2015 and later reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that Fidelity believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by the investment adviser under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the amended and restated management contract for the fund contained amendments clarifying that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the fund or the party responsible for making such payments under the current management contract.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Clients.  The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

SCE-ANN-0419
1.9885266.102

Item 2.

Code of Ethics

As of the end of the period, February 28, 2019, Fidelity Commonwealth Trust II (the “trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Small Cap Enhanced Index Fund (the “Fund”):

Services Billed by PwC

February 28, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Small Cap Enhanced Index Fund	$45,000	$3,500	$3,500	$1,700

February 28, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Small Cap Enhanced Index Fund	$40,000	$4,000	$3,700	$2,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2019A	February 28, 2018A
Audit-Related Fees	$7,930,000	$8,360,000
Tax Fees	$15,000	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	February 28, 2019A	February 28, 2018A
PwC	$11,130,000	$10,750,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 24, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 24, 2019